[LOGO OMITTED]
Deutsche Asset Management

[GRAPHIC OMITTED]

                                                                     Mutual Fund
                                                                   Annual Report
                                                              September 30, 2001

Micro Cap Fund

[LOGO OMITTED]
A Member of the
Deutsche Bank Group

Micro Cap Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ...................................  3
              PERFORMANCE COMPARISON ...................................  7

              MICRO CAP FUND
                 Schedule of Investments ...............................  9
                 Statement of Assets and Liabilities ................... 10
                 Statement of Operations ............................... 11
                 Statements of Changes in Net Assets ................... 12
                 Financial Highlights .................................. 13
                 Notes to Financial Statements ......................... 15
                 Report of Independent Accountants ..................... 18
                 Tax Information ....................................... 18

                  ------------------------------------------------
                  The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                  ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Deutsche Asset Management's Micro Cap Fund (the 'Fund') underperformed its benchmark, the Russell 2000 Index, for the twelve months ended September 30, 2001, but outperformed its Lipper category average for the same time period. The Fund's Institutional Class shares had a total return of -22.55% for the annual period, as compared to -21.21% for the Russell 2000 Index and -38.23% for the Lipper Small Cap Growth Funds Average. In contrast to recent years, value stocks significantly outperformed growth stocks within the smaller cap sector during this annual period, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

MARKET REVIEW
The annual period proved to be difficult for stocks across all market capitalizations, including the smaller cap equity market.

EQUITY MARKETS BEGAN THE LAST QUARTER OF 2000 WITH A CONTINUATION OF THE SEPTEMBER 2000 SELL-OFF. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

THE FIRST CALENDAR QUARTER OF 2001 EXPERIENCED A BRIEF, SHARP RALLY IN RESPONSE TO TWO INTEREST RATE CUTS OF 0.50% EACH BY THE FEDERAL RESERVE BOARD DURING JANUARY. Also, a true 'January Effect' occurred in the smaller cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. Weakness across all segments of the equity markets quickly resumed and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the preceding months, Technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING THE FOURTH INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE OF 2% FOR THE FIRST QUARTER OF 2001. After a fifth 0.50% interest rate reduction by the Federal Reserve Board in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate,

 TEN LARGEST STOCK HOLDINGS
 As of September 30, 2001
 (percentages are based on total net assets of the Fund)
--------------------------------------------------------------------------------
   RehabCare Group Inc. ........................ 3.28%
   CACI International Inc.--Class A ............ 3.06
   The InterCept Group Inc. .................... 2.65
   Kronos Inc. ................................. 2.53
   Nabi Inc. ................................... 2.45
   Accredo Health Inc. ......................... 2.44
   BankUnited Financial Corp.--Class A ......... 2.41
   SurModics Inc. .............................. 2.32
   International Multifoods Corp. .............. 2.32
   Genesco Inc. ................................ 2.22

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th and the annual re-balancing of the Russell 2000 Index at the end of the month, resulted in mixed performance for the smaller capitalization equity market in June.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, US GDP growth for the second calendar quarter came in lower than for the prior quarter, but still at a higher than expected annualized rate of 0.7%. Business capital spending was also down. However, consumer spending remained strong, energy prices fell, and the residential real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.

The month of September witnessed the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

INVESTMENT STRATEGY
The Fund's weighted average market cap on September 30, 2001 was $361.90 million, and the weighted median market cap was $339.37 million. The destinies of micro cap stocks are primarily controlled by the entrepreneurship of company management, the execution of strategic business plans, and the particular product or service they offer. Our ability to select individual stocks was key to our outperformance of the Lipper category average throughout the volatile reporting period. For example, among the Fund's best performers during the

                                                                 CUMULATIVE               AVERAGE ANNUAL
                                                              TOTAL RETURNS                TOTAL RETURNS
   Periods Ended                                 1 Year   3 Years     Since     1 Year 3 Years     Since
   September 30, 2001                                             Inception                    Inception
--------------------------------------------------------------------------------------------------------
 Micro Cap Fund 1
   Institutional Class (inception 12/18/96)      (22.55)% 111.16%   114.78%   (22.55)%  28.29%   17.33%
   Investment Class (inception 8/21/97)          (22.71)% 109.83%    75.30%   (22.71)%  28.02%   14.64%
--------------------------------------------------------------------------------------------------------
 Russell 2000 Index 2                            (21.21)%  15.76%    18.69%4  (21.21)%   5.00%    3.67%4
--------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth Funds Average 3         (38.23)%  35.74%    27.02%4  (38.23)%   9.47%    4.34%4
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Since Inception benchmark returns are for comparative purposes relative to Institutional Class Shares and are for the periods beginning December 31, 1996.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

annual period were SurModics, Inc. in the Health Care sector, Christopher & Banks Corp. in the Consumer Discretionary sector and BankUnited Financial Corp. in the Financial Services sector.

Our positioning across economic sectors had mixed results. For the annual period, positions in the Financial Services and Health Care sectors boosted Fund performance, but these sectors' positive performance was not enough to outweigh the negative returns from positions in each of the other sectors. Particularly hindering Fund performance during the annual period were returns from the Other Energy and Transportation sectors. In contrast to the extremely negative impact the Technology sector had on the Russell 2000 Index's returns, the Fund's position in the Technology sector overall had only modest negative returns, pointing to our relatively strong stock selection for the Fund.

MANAGER OUTLOOK
In our view, the tragic events of September 11th have created a 'New World' by dramatically altering the US' geopolitical, military, economic and societal outlook. The last decade, since the end of the 'Cold War,' was a period of unprecedented prosperity and security for the American people. Now, with the active start of 'Operation Enduring Freedom' against terrorism, uncertainty weighs heavily on consumer and investor sentiment. Given US history, we have no doubt that Americans will deal with the recent crisis and the upcoming period of struggle by carrying on their normal lives with determination, resilience and renewed strength. However, in the near term, such events will also, we believe, be felt through much of the US economy and financial markets.
o Economic recovery will likely take longer than previously anticipated, compounded by underlying economic factors in existence prior to the World Trade Center and Pentagon tragedies.

 SECTOR DIVERSIFICATION
 As of September 30, 2001
 (percentages are based on market value of total investments in the Fund)
--------------------------------------------------------------------------------
   Health Care ................................ 22.73%
   Financial Services ......................... 19.43
   Consumer Discretionary ..................... 18.98
   Technology ................................. 14.90
   Producer Durables ..........................  7.38
   Other Energy ...............................  6.19
   Materials and Processing ...................  4.78
   Consumer Staples ...........................  4.77
   Autos and Transportation ...................  0.84
                                               ------
                                               100.00%
                                               ======

o Equity market performance--especially those 'consumer-centric' industries such as airlines and retail--will likely be adversely impacted by external factors as much as by any sector or stock-specific factors. We also believe there will be an increased equity risk premium demanded.
o Consumer and investor sentiment will likely fluctuate significantly in reaction to how the US geopolitical and military response and any possible counter actions play out.
o Corporate earnings disappointments continue to present a primary investment risk.

At the same time, we believe there are a number of factors that should stimulate economic growth by the latter part of 2002 and be particularly positive for the smaller cap equity market.
o The fiscal and monetary stimulus already in the pipeline, along with the ongoing accommodative policy stance by the Federal Reserve Board, should provide a powerful boost to the US economy as the relative cost of capital continues to fall. In a declining interest rate environment, the cost of capital spreads between larger and smaller firms usually narrow. As those spreads narrow, the relative access to capital for smaller cap companies has, from a historical

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

  perspective, improved. This improved access along with a lower relative cost of capital should make it cheaper and easier for smaller companies to borrow capital, thereby pointing to generally better relative earnings for smaller companies compared to larger companies.
o Investors have renewed their focus on fundamentals in the past several months, as companies with high equity valuations and weak fundamentals underwent the most severe corrections. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. Smaller cap stocks have outperformed their large cap brethren in terms of profit growth for the past five consecutive quarters. While liquidity remains a concern in the smaller cap equity market, we believe the good relative visibility, performance and valuations of smaller cap stocks should continue to benefit this equity segment.
o Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding our opportunities to find micro cap stocks that we believe are both bargains in a broader universe of stocks and offer strong potential early in their growth cycle.

It is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on micro cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future;
o focus on individual stock selection with the goal of providing value-added performance relative to the universe of nearly 4,100 very small US companies;
o use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources; and
o strictly adhere to our sell discipline seeking to reduce exposure to stocks with diminished appreciation potential.

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

As always, our primary objective is to provide capital appreciation for our shareholders. We thank you for your continued support of the Micro Cap Fund.

/S/ Audrey M. T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M. T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the MICRO CAP FUND
September 30, 2001

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Micro Cap Fund--Institutional Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $250,000 Investment (since December 18, 1996)2

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

                Micro Cap Fund-   Russell     Lipper Small-Cap
             Institutional Class   Index    Growth Funds Average
12/18/96         $250,000        $250,000       $250,000
01/31/97          270,500         254,996        256,224
02/28/97          257,500         248,813        241,205
03/31/97          241,250         237,073        225,847
04/30/97          231,250         237,734        222,919
05/31/97          256,250         264,182        252,531
06/30/97          281,000         275,503        267,085
07/31/97          296,500         288,323        284,886
08/31/97          311,250         294,920        290,116
09/30/97          339,500         316,507        314,317
10/31/97          315,500         302,603        298,761
11/30/97          303,250         300,646        293,332
12/31/97          304,350         305,908        294,817
01/31/98          306,975         301,080        290,239
02/28/98          333,825         323,343        314,489
03/31/98          350,000         336,678        331,064
04/30/98          364,075         338,541        334,479
05/31/98          338,000         320,308        312,366
06/30/98          335,125         320,982        319,156
07/31/98          310,875         294,998        296,252
08/31/98          242,025         237,715        232,155
09/30/98          254,275         256,318        248,946
10/31/98          258,200         266,772        259,920
11/30/98          281,400         280,748        280,713
12/31/98          308,000         298,122        309,522
01/31/99          316,625         302,083        317,606
02/28/99          291,850         277,616        288,741
03/31/99          311,400         281,950        301,798
04/30/99          357,825         307,215        314,928
05/31/99          364,075         311,703        317,486
06/30/99          394,325         325,798        345,243
07/31/99          399,550         316,858        344,722
08/31/99          413,625         305,131        340,190
09/30/99          421,450         305,198        348,242
10/31/99          425,100         306,434        367,510
11/30/99          467,350         324,731        412,759
12/31/99          546,800         361,491        490,623
01/31/00          553,575         355,686        486,666
02/29/00          686,750         414,422        611,975
03/31/00          639,250         387,099        568,862
04/30/00          552,750         363,805        501,754
05/31/00          511,750         342,602        458,744
06/30/00          627,650         372,467        532,070
07/31/00          591,200         360,484        497,932
8/31/00           624,800         387,989        554,504
9/30/00           693,250         376,586        533,909
10/31/00          609,575         359,775        495,659
11/30/00          521,350         322,844        409,339
12/31/00          564,400         350,570        443,540
1/31/01           578,750         368,822        453,933
2/28/01           532,575         344,622        394,541
3/31/01           544,125         327,764        358,055
4/30/01           598,100         353,405        399,347
5/31/01           627,425         362,092        408,955
6/30/01           6617,50         374,595        420,503
7/31/01           623,375         354,318        397,263
8/31/01           618,675         342,874        374,462
9/30/01           536,950         296,719        317,796


                                                  AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                               1 Year       3 Years        Since
 September 30, 2001                                                 12/18/96 2
------------------------------------------------------------------------------
 Micro Cap Fund--Institutional Class        (22.55)%        28.29%      17.33%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning December 31, 1996.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Micro Cap Fund--Investment Class, Russell 2000 Index and Lipper Small Cap Growth Funds Average
Growth of a $10,000 Investment (since August 21, 1997)2

            Micro Cap Fund-    Russell     Lipper Small-Cap
            Investment Class    Index    Growth Funds Average
08/21/97       $10,000         $10,000        $10,000
09/30/97        11,177          10,732         10,808
10/31/97        10,387          10,261         10,284
11/30/97         9,984          10,194         10,104
12/31/97        10,020          10,373         10,165
01/31/98        10,097          10,209         10,020
02/28/98        10,982          10,964         10,850
03/31/98        11,514          11,416         11,406
04/30/98        11,969          11,479         11,526
05/31/98        11,110          10,861         10,764
06/30/98        11,016          10,884         10,998
07/31/98        10,217          10,003         10,219
08/31/98         7,951           8,060          8,020
09/30/98         8,354           8,691          8,600
10/31/98         8,474           9,046          8,982
11/30/98         9,239           9,519          9,699
12/31/98        10,132          10,109         10,692
01/31/99        10,415          10,243         10,950
02/28/99         9,599           9,413          9,961
03/31/99        10,235           9,560         10,397
04/30/99        11,754          10,417         10,872
05/31/99        11,969          10,569         10,961
06/30/99        12,956          11,047         11,941
07/31/99        13,128          10,744         11,930
08/31/99        13,583          10,346         11,781
09/30/99        13,841          10,349         12,069
10/31/99        13,952          10,390         12,758
11/30/99        15,335          11,011         14,339
12/31/99        17,932          12,257         17,030
01/31/00        18,156          12,060         16,912
02/29/00        22,513          14,052         21,225
03/31/00        20,949          13,126         19,739
04/30/00        18,118          12,336         17,398
05/31/00        16,759          11,617         15,919
06/30/00        20,548          12,629         18,491
07/31/00        19,347          12,223         17,287
8/31/00         20,995          13,156         19,278
9/30/00         22,681          12,769         18,541
10/31/00        19,943          12,199         17,230
11/30/00        17,057          10,947         14,210
12/31/00        18,455          11,887         15,417
1/31/01         18,928          12,506         15,823
2/28/01         17,417          11,685         13,730
3/31/01         17,787          11,114         12,471
4/30/01         19,545          11,983         13,921
5/31/01         20,501          12,278         14,259
6/30/01         21,622          12,702         14,657
7/31/01         20,368          12,014         13,859
8/31/01         20,203          11,626         13,067
9/30/01         17,530          10,061         11,095


                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            1 Year     3 Years        Since
   September 30, 2001                                             8/21/97 2

--------------------------------------------------------------------------------
 Micro Cap Fund--Investment Class         (22.71)%       28.02%      14.64%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THEFUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
Benchmark returns are for the period beginning August 31, 1997.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS September 30, 2001

     SHARES   SECURITY                              VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--92.78%
              AUTOS AND TRANSPORTATION--0.78%
     16,400   Knight Transportation, Inc.1 ... $  314,060
                                              -----------
              CONSUMER DISCRETIONARY--17.61%
     61,700   A.T. Cross Co.--Class A 1 ......    327,010
     10,100   American Woodmark Corp. ........    296,435
     36,300   Cato Corp. (The)--Class A ......    543,048
     29,600   CoStar Group, Inc.1 ............    531,912
     41,300   Craftmade International, Inc. ..    538,965
     54,300   Genesco, Inc.1 .................    882,375
     39,600   Mail-Well, Inc.1 ...............    146,520
     37,200   O'Charleys, Inc.1 ..............    637,980
     83,800   Sharper Image Corp.1 ...........    766,770
     43,400   SkillSoft Corp.1 ...............    693,532
     11,700   Tropical Sportswear
               International Corp.1 ..........    198,315
     87,800   Tuesday Morning Corp.1 .........    806,004
     55,900   Vans, Inc.1 ....................    642,291
                                              -----------
                                                7,011,157
                                              -----------
              CONSUMER STAPLES--4.42%
     48,400   International Multifoods Corp. .    924,440
     49,500   Tasty Baking Co. ...............    836,550
                                              -----------
                                                1,760,990
                                              -----------
              FINANCIAL SERVICES--18.03%
     24,100   American Financial
                Holdings, Inc. ...............    591,656
     65,300   BankUnited Financial Corp.--
                Class A 1 ....................    957,951
     15,100   Citizens First Bancorp, Inc.1 ..    224,235
     25,200   Dime Community Bancshares ......    638,064
     54,800   Fidelity Bankshares, Inc. ......    731,580
     32,700   FPIC Insurance Group, Inc.1 ....    385,860
     24,500   Kronos, Inc.1 ..................  1,005,725
      9,000   LandAmerica Financial
                Group, Inc. ..................    299,250
     30,400   South Financial Group, Inc. ....    481,536
     61,200   Sterling Bancshares, Inc. ......    809,064
     31,500   The InterCept Group, Inc.1 .....  1,053,675
                                              -----------
                                                7,178,596
                                              -----------
              HEALTH CARE--21.09%
     26,700   Accredo Health, Inc.1 ..........    971,880
     36,900   Atrix Laboratories, Inc.1 ......    867,143
     39,200   Cell Genesys, Inc.1 ............    627,200
     30,100   Emisphere Technologies, Inc.1 ..    574,910
     33,800   Merit Medical Systems, Inc.1 ...    642,200
    157,800   Nabi, Inc.1 ....................    975,204
     30,000   Rehabcare Group, Inc.1 .........  1,305,300
     25,800   SonoSite, Inc.1 ................    526,320
     71,600   Stemcells, Inc.1 ...............    143,915
     23,100   SurModics, Inc.1 ...............    922,845
     99,800   XOMA Ltd.1 .....................    841,314
                                              -----------
                                                8,398,231
                                              -----------

     SHARES   SECURITY                              VALUE
--------------------------------------------------------------------------------
              MATERIALS AND PROCESSING--4.43%
     30,600   Applied Films Corp.1 ........... $  512,550
    120,100   Quaker Fabric Corp.1 ...........    876,730
     21,500   Trex Company, Inc.1 ............    375,175
                                              -----------
                                                1,764,455
                                              -----------
              OTHER ENERGY--5.75%
     17,000   Dril-Quip, Inc.1 ...............    263,500
     14,800   Evergreen Resources, Inc.1 .....    502,460
     69,800   Horizon Offshore, Inc.1 ........    425,780
     53,900   Ultra Petroleum Corp.1 .........    215,600
     31,800   Unit Corp.1 ....................    282,384
     26,600   Universal Compression
               Holdings, Inc.1 ...............    598,500
                                              -----------
                                                2,288,224
                                              -----------
              PRODUCER DURABLES--6.85%
     41,400   Astec Industries, Inc.1 ........    538,614
      8,300   Beazer Homes USA, Inc.1 ........    403,380
     24,800   Itron, Inc.1 ...................    570,896
     39,500   Measurement Specialties, Inc.1 .    390,655
     13,400   Rudolph Technologies, Inc.1 ....    330,444
     31,500   SpectraLink Corp.1 .............    492,975
                                              -----------
                                                2,726,964
                                              -----------
              TECHNOLOGY--13.82%
     31,600   Ansoft Corp.1 ..................    288,192
     46,900   ANSYS, Inc.1 ...................    837,165
     22,300   CACI International, Inc.--
                Class A 1 ....................  1,218,918
    148,200   Clarus Corp.1 ..................    580,944
     16,500   Daktronics, Inc.1 ..............    145,200
     53,100   Globecomm Systems, Inc.1 .......    281,961
     55,650   Herley Industries, Inc.1 .......    810,264
      4,700   Innovative Solutions &
               Support, Inc.1 ................     34,169
     35,300   MCSi, Inc.1 ....................    568,683
     56,000   Secure Computing Corp.1 ........    545,440
     16,300   Visionics Corp.1 ...............    193,644
                                              -----------
                                                5,504,580
                                              -----------
TOTAL COMMON STOCKS
   (Cost $36,423,197) ........................ 36,947,257
                                              -----------

TOTAL INVESTMENTS 2
   (Cost $36,423,197) ..............  92.78%  $36,947,257

OTHER ASSETS IN EXCESS
   OF LIABILITIES ..................   7.22     2,876,602
                                     ------   -----------
NET ASSETS ......................... 100.00%  $39,823,859
                                     ======   ===========


--------------------------------------------------------------------------------
1 Non-income producing security.
2 Aggregate cost for federal tax purposes is $36,619,501.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                             SEPTEMBER 30, 2001

ASSETS
   Investment at value (cost $36,423,197) .....................    $ 36,947,257
   Cash .......................................................       3,729,931
   Receivable for securities sold .............................         148,168
   Receivable for capital shares sold .........................         295,865
   Dividend and interest receivable ...........................          12,461
   Other assets ...............................................           8,857
                                                                   ------------
Total assets ..................................................      41,142,539
                                                                   ------------
LIABILITIES
   Due to advisor .............................................          51,357
   Payable for securities purchased ...........................         688,009
   Payable for capital shares redeemed ........................         519,252
   Accrued expenses and other .................................          60,062
                                                                   ------------
Total liabilities .............................................       1,318,680
                                                                   ------------
NET ASSETS ....................................................    $ 39,823,859
                                                                   ============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................    $ 40,401,875
   Expenses in excess of income ...............................            (547)
   Accumulated net realized loss on investments ...............      (1,101,529)
   Net unrealized appreciation on investments .................         524,060
                                                                   ------------
NET ASSETS ....................................................    $ 39,823,859
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 1 ......................................    $      17.21
                                                                   ============
   Investment Class 2 .........................................    $      17.05
                                                                   ============

--------------------------------------------------------------------------------
1 Net asset value, redemption price and offering price per share (based on net assets of $33,207,832 and 1,929,998 shares outstanding; $0.001 par value, unlimited number of shares authorized).
2 Net asset value, redemption price and offering price per share (based on net assets of $6,616,027 and 388,034 shares outstanding; $0.001 par value, unlimited number of shares authorized).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                            FOR THE YEAR ENDED
                                                            SEPTEMBER 30, 2001

INVESTMENT INCOME
   Dividends ................................................      $     88,453
   Interest .................................................           182,851
                                                                   ------------
Total investment income .....................................           271,304
                                                                   ------------
EXPENSES
   Investment advisory fees .................................           577,351
   Administration fees ......................................            84,678
   Printing and shareholder reports .........................            35,930
   Custody fees .............................................            27,200
   Professional fees ........................................            18,635
   Service plan fee .........................................            13,780
   Registration fees ........................................            12,218
   Directors' fees ..........................................             9,386
   Miscellaneous ............................................               854
                                                                   ------------
Total expenses ..............................................           780,032
Less: fee waivers and/or expense reimbursements .............          (189,590)
waivers by custodian 1 ......................................            (3,160)
                                                                   ------------
Net expenses ................................................           587,282
                                                                   ------------
EXPENSES IN EXCESS OF INCOME ................................          (315,978)
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from investment transactions ...........          (795,118)
   Net change in unrealized appreciation/
         depreciation on investments ........................        (9,781,784)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .............       (10,576,902)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................      $(10,892,880)
                                                                   ============

--------------------------------------------------------------------------------
1 One-time waiver by custodian.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      FOR THE YEARS ENDED SEPTEMBER 30,
                                                                     2001          2000
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ..........................  $   (315,978)  $   (238,223)
   Net realized gain (loss) from investment transactions .      (795,118)     5,856,543
   Net change in unrealized appreciation/depreciation
     on investments ......................................    (9,781,784)     8,037,034
                                                            ------------   ------------
Net increase (decrease) in net assets from operations ....   (10,892,880)    13,655,354
                                                            ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from realized gains
     Institutional Class .................................    (2,751,671)    (1,481,476)
     Investment Class ....................................      (359,893)      (130,444)
                                                            ------------   ------------
Total distributions ......................................    (3,111,564)    (1,611,920)
                                                            ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................    39,574,148     24,353,759
   Dividend reinvestments ................................     2,965,747      1,495,865
   Cost of shares redeemed ...............................   (30,008,847)   (14,978,956)
                                                            ------------   ------------
Net increase in net assets from capital share transactions    12,531,048     10,870,668
                                                            ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................    (1,473,396)    22,914,102
NET ASSETS
   Beginning of year .....................................    41,297,255     18,383,153
                                                            ------------   ------------
   End of year (including expenses in excess of income
     of $(547) and $0, respectively) .....................  $ 39,823,859   $ 41,297,255
                                                            ============   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL CLASS                                                                                FOR THE PERIOD
                                              FOR THE YEARS ENDED   FOR THE ELEVEN        FOR THE  DEC. 18, 1996 1
                                                        SEPT. 30,     MONTHS ENDED     YEAR ENDED          THROUGH
                                                2001         2000   SEPT. 30, 1999  OCT. 31, 1998    OCT. 31, 1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................... $24.52       $16.16           $ 9.90         $12.62           $10.00
                                              ------       ------           ------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .............  (0.13)       (0.14)           (0.14)         (0.05)           (0.04)
   Net realized and unrealized gain
     (loss) from investment
     transactions ...........................  (5.35)        9.91             6.40          (2.18)            2.66
                                              ------       ------           ------         ------           ------
Total from investment operations ............  (5.48)        9.77             6.26          (2.23)            2.62
                                              ------       ------           ------         ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized capital gain from
     investment transactions ................  (1.83)       (1.41)              --          (0.49)              --
                                              ------       ------           ------         ------           ------
Total distributions .........................  (1.83)       (1.41)              --          (0.49)              --
                                              ------       ------           ------         ------           ------
NET ASSET VALUE, END OF PERIOD .............. $17.21       $24.52           $16.16         $ 9.90           $12.62
                                              ======       ======           ======         ======           ======
TOTAL INVESTMENT RETURN ..................... (22.55)%      64.49%           63.23%        (18.16)%          26.20%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .........................$33,208      $36,745          $17,000        $14,363           $3,276
   Ratios to average net assets:
     Expenses in excess of income ...........  (0.78)%      (0.78)%          (1.07)%2       (0.75)%          (0.49)%2
     Expenses after waivers
        and/or reimbursements ...............   1.49%        1.49%            1.49%2         1.49%            1.63%2
     Expenses before waivers
        and/or reimbursements ...............   1.98%        2.30%            3.00%2         2.59%            3.39%2
   Portfolio turnover rate ..................     79%         137%             115%            85%             272%

--------------------------------------------------------------------------------
1 Inception date.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INVESTMENT CLASS                                                                                   FOR THE PERIOD
                                              FOR THE YEARS ENDED   FOR THE ELEVEN        FOR THE  AUG. 21, 1997 1
                                                        SEPT. 30,     MONTHS ENDED     YEAR ENDED          THROUGH
                                                2001         2000   SEPT. 30, 1999  OCT. 31, 1998    OCT. 31, 1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................... $24.36       $16.12           $ 9.88         $12.62           $12.12
                                              ------       ------           ------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .............  (0.15)       (0.14)           (0.14)         (0.06)           (0.02)
   Net realized and unrealized gain
     (loss) from investment
     transactions. ..........................  (5.33)        9.79             6.38          (2.19)            0.52
                                              ------       ------           ------         ------           ------
Total from investment operations ............  (5.48)        9.65             6.24          (2.25)            0.50
                                              ------       ------           ------         ------           ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized capital gain from
     investment transactions ................  (1.83)       (1.41)              --          (0.49)              --
                                              ------       ------           ------         ------           ------
Total distributions .........................  (1.83)       (1.41)              --          (0.49)              --
                                              ------       ------           ------         ------           ------
NET ASSET VALUE, END OF PERIOD .............. $17.05       $24.36           $16.12         $ 9.88          $12.62
                                              ======       ======           ======         ======           ======
TOTAL INVESTMENT RETURN ..................... (22.71)%      63.87%           63.16%        (18.33)%          3.87%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................... $6,616       $4,552           $1,383         $1,036             $10
   Ratios to average net assets:
     Expenses in excess of income ...........  (1.03)%      (1.05)%          (1.29)%2       (0.98)%         (1.15)%2
     Expenses after waivers
        and/or reimbursements ...............   1.74%        1.74%            1.74%2         1.74%           1.74%2
     Expenses before waivers
        and/or reimbursements ...............   2.23%        2.55%            3.25%2         2.68%           3.52%2
   Portfolio turnover rate ..................     79%         137%             115%            85%            272%

--------------------------------------------------------------------------------
1 Inception date.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Trust') was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of eleven separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to the Micro Cap Fund (the 'Fund'). The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

The Fund offers two classes of shares to investors: the Investment Class and the Institutional Class. The Investment Class began operations on August 21, 1997. The Institutional Class began operations on December 18, 1996. Both classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

B. VALUATION OF SECURITIES
Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the Fund's Advisor reflect market value are valued at fair value under procedures adapted by and under the general supervision of the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2001 have been primarily attributable to net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:

           Undistributed      Accumulated
          Net Investment     Net Realized     Paid-in
Fund       Income (Loss)   Gains (Losses)     Capital
----      --------------   --------------     -------
Micro Cap       $315,431        $(28,637)   $(286,794)

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

F. CAPITAL LOSSES
At September 30, 2001, the Fund deferred post October capital losses of $905,225 to the next fiscal year ending September 30, 2002.

G. CASH
Deposits held at Brown Brother's Harriman ('BBH'), the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2001, the interest rate was 2.66%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Under the Advisory agreement with the Trust, Deutsche Asset Management, Inc. ('DeAM, Inc.') serves as the Investment Advisor ('Advisor') for the Fund. Under the agreement, DeAM, Inc. receives on a monthly basis, a fee at an annual rate of 1.50% of the Fund's average daily net assets.

The Trust entered into an administration agreement with DeAM, Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG, pursuant to which DeAM, Inc. will receive, on a monthly basis, a fee at an annual rate of 0.22% based upon the average daily net assets of the Fund.

The Advisor and Administrator have contractually agreed to reduce their fees and/or reimburse the Fund through January 31, 2003 to the extent necessary to limit the operating expenses to 1.49% of the average daily net assets for the Institutional Class and 1.74% of the average daily net assets for the Investment Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor. These individuals are not compensated by the Fund for serving in this capacity.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. Service plan fees are payable to service organizations that have agreements with the Trust, and are intended to compensate service organizations for providing personal services and/or account maintenance services to their customers who invest in the Investment Class.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001, were $35,963,054 and $25,517,454, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2001, was $36,619,501. The aggregate gross unrealized appreciation for all investments at September 30, 2001 was $4,931,708 and the aggregate gross unrealized depreciation for all investments was $4,603,952.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 4--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                  Institutional Class
               ------------------------------------------------------
                       For the Year Ended          For the Year Ended
                       September 30, 2001          September 30, 2000
               --------------------------     -----------------------
                   Shares          Amount       Shares         Amount
               ----------    ------------     --------   ------------
Sold            1,369,142    $ 26,189,826      963,575   $ 20,604,123
Reinvested        147,610       2,609,743       81,421      1,365,424
Redeemed       (1,085,498)    (20,420,780)    (597,968)   (13,186,262)
               ----------    ------------     --------   ------------
Net increase      431,254    $  8,378,789      447,028   $  8,783,285
               ==========    ============     ========   ============

                                                     Investment Class
               ------------------------------------------------------
                       For the Year Ended          For the Year Ended
                       September 30, 2001          September 30, 2000
               --------------------------     -----------------------
                   Shares          Amount       Shares         Amount
               ----------    ------------     --------   ------------
Sold              709,471     $13,384,322      177,350    $ 3,749,636
Reinvested         20,285         356,004        7,806        130,441
Redeemed         (528,588)     (9,588,067)     (84,046)    (1,792,694)
                 --------     -----------      -------    -----------
Net increase      201,168     $ 4,152,259      101,110    $ 2,087,383
                 ========     ===========      =======    ===========

NOTE 5--LINE OF CREDIT
The Fund is a participant in a revolving credit facility with Fleet National Bank in the amount of $50,000,000 which expires on March 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended September 30, 2001.

--------------------------------------------------------------------------------

Micro Cap Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Micro Cap Fund (the 'Fund') at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended September 30, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Of the Fund's ordinary dividends made during the fiscal year ended September 30, 2001, 5.430%, qualified for the dividends received deduction available to corporate shareholders.

The Fund has designated $256,228 of its earnings for the fiscal year ended September 30, 2001 as 20% rate capital gain dividends. The Fund's distributions to shareholders included $0.890 per share from long term capital gains, all of which is taxable at the 20% capital gains rate.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Micro Cap Fund--Investment Class                                CUSIP #61735K778
Micro Cap Fund--Institutional Class                             CUSIP #61735K786
                                                                MICRANN (9/01)
                                                                Printed 11/01
Distributed by:
ICC Distributors, Inc.